                                                                   EXHIBIT 10.19

                       FIFTH AMENDMENT TO LEASE AGREEMENT

     THIS FIFTH AMENDMENT TO LEASE AGREEMENT ("Fifth Amendment") is made and entered into as of the ___ day of September, 2002 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord"), CONCERTO SOFTWARE, INC., a Delaware corporation ("Concerto") and CELLIT, INC., a Florida corporation ("Cellit"; Concerto and Cellit are jointly and severally referred to herein as "Tenant").

                               W I T N E S S E T H:

     WHEREAS, Cellit and Landlord's predecessor in interest, Codina West Dade Development Corp., No.4, a Florida corporation, entered into that certain Lease Agreement dated as of February 23, 1999, as amended by that certain First Amendment to Lease Agreement dated as of March 30, 2000, as amended by that certain Second Amendment to Lease Agreement (the "Second Amendment") dated as of May 26, 2000, as amended by that certain Third Amendment to Lease Agreement dated as of May 26, 2000, as amended by that certain Fourth Amendment to Lease Agreement dated as of June __, 2002 (as so amended, the "Lease ") with respect to therein described space comprising, taking into account the aforesaid amendments, 36,159 rentable square feet, consisting of 765 rentable square feet on the first floor (the "First Floor Space"), 27,204 rentable square feet on the second floor (the "Second Floor Space"; the First Floor Space and the Second Floor Space are collectively referred to herein as the "1st/2nd Floor Space"), and 8, 190 rentable square feet on the third floor (the "3rd Floor Space"), all of which is located in the building known as Westside Plaza II, 8300 Northwest 33rd Street, Miami, Florida 33122 (the "Building"); and

     WHEREAS. Landlord and Tenant desire to amend the Lease pursuant to the terms and conditions hereinafter set forth in this Fifth Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein and in the Lease, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Cellit is the current "Tenant" under the Lease, as amended hereby. Cellit hereby assigns to Concerto all of its right, title and interest in the Lease, as amended hereby, which assignment shall for all purposes be deemed effective on January 1, 2003. Concerto hereby accepts Cellit's assignment and assumes all of Cellit's obligations under the Lease, as amended hereby, which acceptance and assumption shall for all purposes be deemed effective on January 1, 2003. Landlord hereby consents to such assignment and assumption.

2. The Term of the Lease is hereby extended from December 31, 2004 to December 31, 2012. The ten (10) year period between January 1,2003 and December 31, 2012 is hereinafter referred to as the "Recast Term."

3. Effective as of December 31, 2004, the Premises demised under the Lease shall be decreased for all purposes under the Lease by the 3rd Floor Space (to wit, an agreed approximate 8,190 rentable square feet located on the third (3rd) floor of the Building) as more particularly shown cross-hatched on Exhibit A attached hereto and made a part hereof. Following the deletion of the 3rd Floor Space, the total space leased from Landlord to Tenant pursuant to the terms of the Lease shall be the 1st/2nd Floor Space (to wit, 27,969 rentable square feet). Tenant's Share shall thereafter be deemed to be 26.69%. On and prior to December 31, 2004, the lst/2nd Floor Space plus the 3rd Floor Space shall be deemed to be the "Premises" under the Lease, as amended hereby; from and after January 1, 2005, the 1st/2nd Floor Space shall be deemed to be the "Premises" under the Lease, as amended hereby.

4. As of December 31, 2004, Tenant (and any party claiming by, through or under Tenant) shall surrender possession of the 3rd Floor Space to Landlord in the same condition, excepting normal wear and tear, as originally delivered to Tenant and otherwise in accordance with the terms of the Lease regarding surrender of space upon the expiration or earlier termination of the Lease. In the event Tenant (or any party claiming by, through or under Tenant) remains in possession of the 3rd Floor Space after December 31, 2004, Tenant (and any party claiming by, through or under Tenant) shall be deemed a tenant at sufferance on the terms and conditions of Section 43 of the Lease and may be evicted by Landlord without any notice, but Tenant shall be obligated to pay rent for the 3rd Floor Space for any such period that Tenant (or any party claiming by, through or under Tenant) holds over at the holdover rates set forth in Section 43 of the Lease and shall also be liable for any and all other damages Landlord suffers as a result of such holdover including, without limitation, the loss of a prospective tenant for such space. Provided Tenant complies with the provisions of this Section 4, Tenant (and anyone claiming by, through or under Tenant) shall have no further obligations with respect to the 3rd Floor Space from and after December 31, 2004 other than those which have accrued prior to December 31, 2004 or those which are intended by the terms of the Lease to survive the expiration or earlier termination of the Lease.

5. Subject to the remaining provisions of Section 34 of the Lease, the total number of parking spaces available to Tenant pursuant to such Section 34 shall be five (5) spaces per 1,000 rentable square feet in the Premises, which is equivalent to one hundred forty (140) total unreserved spaces, from and after January 1, 2005. In the event Tenant uses or encumbers parking spaces for Tenant's emergency generator, uninterruptible power source or other equipment, fixtures or personalty, such spaces so used or encumbered shall be deemed to be included within the aforesaid number of available spaces and not in addition.

6. Prior to January 1,2003, Base Rent, Operating Expenses and all other Rent under the Lease shall be paid on the terms and conditions of the Lease. During the Recast Term (i.e., between January 1, 2003 and December 31, 2012), Base Rent, Operating Expenses and all other Rent under the Lease shall continue to be paid on the terms and conditions of the Lease, except that the payment of Operating Expenses shall be modified as set forth in Section 7 below and Base Rent during the Recast Term shall be paid in accordance with the Lease, as amended hereby, but calculated in accordance with the following schedule:

First Floor Space:

--------------------------------------------------------------------------------
Period                              Base Rent Per Rentable Square Foot Per Annum

--------------------------------------------------------------------------------
January 1, 2003 - December 31, 2003                  $17.96
--------------------------------------------------------------------------------
January 1, 2004 - December 31, 2004                  $18.58
--------------------------------------------------------------------------------
January 1, 2005 - December 31, 2005                  $19.21
--------------------------------------------------------------------------------
January 1, 2006 - December 31, 2006                  $19.86
--------------------------------------------------------------------------------
January 1, 2007 - December 31, 2007                  $20.53
--------------------------------------------------------------------------------
January 1, 2008 - December 31, 2008                  $21.23
--------------------------------------------------------------------------------
January 1, 2009 - December 31, 2009                  $21.94
--------------------------------------------------------------------------------
January 1, 2010 - December 31, 2010                  $22.67
--------------------------------------------------------------------------------
January 1, 2011 - December 31, 2011                  $23.43
--------------------------------------------------------------------------------
January 1, 2012 - December 31, 2012                  $24.21
--------------------------------------------------------------------------------

PLUS

Second FLoor Space:


--------------------------------------------------------------------------------
Period                              Base Rent Per Rentable Square Foot Per Annum

--------------------------------------------------------------------------------
January 1, 2003 - December 31, 2003                  $20.50
--------------------------------------------------------------------------------
January 1, 2004 - December 31, 2004                  $21.12
--------------------------------------------------------------------------------
January 1, 2005 - December 31, 2005                  $21.75
--------------------------------------------------------------------------------
January 1, 2006 - December 31, 2006                  $22.40
--------------------------------------------------------------------------------
January 1, 2007 - December 31, 2007                  $23.07
--------------------------------------------------------------------------------
January 1, 2008 - December 31, 2008                  $23.77
--------------------------------------------------------------------------------
January 1, 2009 - December 31, 2009                  $24.48
--------------------------------------------------------------------------------
January 1, 2010 - December 31, 2010                  $25.21
--------------------------------------------------------------------------------
January 1, 2011 - December 31, 2011                  $25.97
--------------------------------------------------------------------------------
January 1, 2012 - December 31, 2012                  $26.75
--------------------------------------------------------------------------------


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3rd Floor Space:

--------------------------------------------------------------------------------
Period                              Base Rent Per Rentable Square Foot Per Annum

--------------------------------------------------------------------------------
January 1, 2003 - December 31, 2003                     $22.98
--------------------------------------------------------------------------------
January 1, 2004 - December 31, 2004                     $23.57
--------------------------------------------------------------------------------


7. (i) Effective January 1, 2003, the provisions of Section 13 (a) are hereby deleted and the following is inserted in lieu thereof:

     "(a) Tenant agrees to reimburse Landlord throughout the Term, as Additional Rent hereunder, for Tenant's Share (as defined below) of annual Operating Expenses (as defined below) in excess of annual Operating Expenses for calendar year 2003 (the "Base Year Amount"). The term "Tenant's Share" shall mean the percentage determined by dividing the rentable square footage of the Premises (36,159 prior to December 31, 2004; 27,969 after January 1, 2005) by the rentable square footage of the Building (104,799). Landlord and Tenant hereby agree that Tenant's Share is 34.50% prior to December 31, 2004 and 26.69% after January 1, 2005. Tenant's Share of excess Operating Expenses for any partial calendar year(s) shall be appropriately prorated based on the number of days Tenant has leased the Premises during that partial year."

     (ii) Effective January 1, 2003, the provisions of Section 13(c)(3) are hereby amended to insert the following sentence as the second to last sentence thereof: "If the provisions of this subsection are applied in any calendar year the Base Year Amount shall likewise be adjusted for the calendar year on which it is based."

     (iii) Effective January 1, 2003, subsection 13(d) is de1eted from the Lease and amended by inserting the fol1owing: "The Aggregate Controllab1e Expenses during the Recast Term, and any renewal thereof, shall not exceed five percent (5%) per year on a cumulative, compounded basis, As used herein, Aggregate Controllable Expenses shal1 mean the aggregate amount of al1 Operating Expenses other than real estate taxes, utilities and insurance.

8. The provisions of Section 2(b) are hereby deleted and deemed to be of no further force and effect. The following renewal option ("Option to Renew") replaces such prior renewal option:

A. So long as the Lease, as amended hereby, is in full force and effect and, both as of the exercise date and the first day of the Extended Term (as hereinafter defined), no default has occurred and continued beyond the expiration of any applicable notice and cure period and no facts or circumstances then exist which, with the giving of notice or the passage of time, or both, would constitute a default, Landlord hereby grants to Tenant one (1) option to extend the Term with respect to all but not any lesser portion of the Premises for a period of five (5) years beginning immediately upon the expiration of the Recast Term ("Extended Term") on the terms and Conditions hereinafter set forth.

B. Approximately twelve (12) months prior to the expiration of the Recast Term, Tenant shall deliver to Landlord notice that it desires to consider renewal of its Lease (the "Inquiry Notice"). Landlord shall, within thirty
     (30) days after the receipt of Tenant's Inquiry Notice, notify Tenant in writing of Landlord's reasonable determination of the Prevailing Market Rate (as hereinafter defined) for the Premises for the Extended Term. The term "Prevailing Market Rate" shall mean the Base Rent for the Extended Term calculated at the prevailing market rate on a per square foot basis for comparable leases covering buildings comparable to the Building (as adjusted for any variances between such buildings and the Building and as adjusted for other relevant factors, including, but not limited to, size of space, location of space within the building, signage rights, age, location and quality of building, length of term, tenant improvement contributions, leasing commissions and rent concessions) located in the


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          A/WD Submarket to which the Updated Base Year Amount (as defined in paragraph C below) shall be added. Landlord shall also consider that Tenant may not require an improvements allowance or rental abatement typical of a new tenant and that Landlord shall not lose rent because of any marketing or construction time. Upon receipt of Landlord's determination of the Prevailing Market Rate, Tenant shall have thirty
          (30) days to elect to exercise its Option to Renew by giving written notice of its exercise to Landlord in the manner provided in this Lease. If Tenant fails to deliver such notice within such thirty (30) day period, the Lease shall not renew pursuant to this Option to Renew.

     C. If Tenant so exercises this Option to Renew, leasing of the Premises by Tenant for the Extended Term shall be subject to all of the same terms and conditions set forth in this Lease, except that the Base Year Amount shall be updated to the amount of Operating Expenses for the first calendar year of the Extended Term (the "Updated Base Year Amount"); provided, however, that any construction provisions, improvement allowances, rent abatements or other concessions applicable to the Premises during the initial Term or the Recast Term shall not be applicable during the Extended Term (unless otherwise mutually acceptable to both Landlord and Tenant in the sole discretion of each at the time Tenant exercises its option to extend) and provided, further, that Base Rent for the Extended Term shall be determined as set forth in subparagraph B above. Landlord and Tenant shall enter into an amendment to this Lease to evidence Tenant's exercise of this extension option. If this Lease is guaranteed now or at any time in the future, Tenant simultaneously shall deliver to Landlord an original, signed reaffirmation of each guarantor's guaranty, in form and substance acceptable to Landlord.

9. (i) Tenant shall have the ongoing right to terminate the Lease with respect to the First Floor Space only (the "Partial Termination Option") effective at any time after December 31, 2004 on nine (9) months' prior written notice to Landlord, which notice must be accompanied by payment to Landlord of the Partial Termination Fee (as hereinafter defined), provided that no default has occurred and continued beyond the expiration of any applicable notice and cure period and no facts or circumstances then exist which, with the giving of notice or the passage of time, or both, would constitute a default. The term "Partial Termination Fee" shall mean $8,953.56 if the Partial Termination Option is effective January 1, 2005 and shall decrease by $93.26 per month for each month beyond January 1, 2005. For example, the Partial Termination Fee shall equal $8,487.26 if the Partial Termination Option is effective on June 1, 2005 ($8,953.56 minus $93.26 per month times 5 months.)

As of the effective date of the Partial Termination Option, Tenant (and any party claiming by, through or under Tenant) shall surrender possession of the First Floor Space to Landlord in the same condition, excepting normal wear and tear, as originally delivered to Tenant and otherwise in accordance with the terms of the Lease regarding surrender of space upon the expiration or earlier termination of the Lease. In the event Tenant (or any party claiming by, through or under Tenant) remains in possession of the First Floor Space after effective date of the Partial Termination Option, Tenant (and any party claiming by, through or under Tenant) shall be deemed a tenant at sufferance on the terms and conditions of Section 43 of the Lease and may be evicted by Landlord without any notice, but Tenant shall be obligated to pay rent for the First Floor Space for any such period that Tenant (or any party claiming by, through or under Tenant) holds over at the holdover rates set forth in Section 43 of the Lease and shall also be liable for any and all other damages Landlord suffers as a result of such holdover including, without limitation, the loss of a prospective tenant for such space. Provided Tenant complies with the provisions of this Section 9(i), Tenant (and anyone claiming by, through or under Tenant) shall have no further obligations with respect to the First Floor Space from and after effective date of the Partial Termination Option other than those which have accrued prior to effective date of the Partial Termination Option or those which are intended by the terms of the Lease to survive the expiration or earlier termination of the Lease.

     If Tenant exercises this Partial Termination Option, effective on the effective date of such partial termination, subsection 3(f)(v) of the Second Amendment shall be deleted from the Lease and shall thereafter be deemed to be of no further force and effect.

(ii) Tenant shall have a one-time right to terminate this Lease (the "Termination Option") effective January 1, 2011 by delivering to Landlord on or before January 1, 2010 prior written notice of Tenant's exercise of this Termination Option and payment in the amount of the Termination Fee (as hereinafter defined), provided that no default has occurred and continued beyond the expiration of any applicable notice and cure period and no facts or circumstances then exist which, with the giving of notice or the passage of time, or both, would constitute a default. The term "Termination Fee" shall mean $116,950.42 if Tenant exercises the Partial Termination Option above and shall mean $119,118.80 if Tenant does not exercise the Partial Termination Option above.

10. Tenant hereby agrees to accept the Premises for the Recast Term "AS IS, WHERE IS AND WITH ALL FAULTS", and, except as specifically set forth below, Landlord is not obligated to construct any tenant improvements nor to provide Tenant any improvement allowance. Subject to compliance with all applicable laws, covenants, and restrictions and using materials equivalent, to the quality and quantity of those initially furnished within the Premises and Building standard construction methods, Landlord, at Landlord's sole expense, shall use reasonable speed and diligence to repaint and recarpet the Second Floor Space (the "Landlord's Work"). Landlord and Tenant shall work together in good faith to jointly plan the construction schedule for Landlord's Work with an intended completion day ,prior to January 1, 2005, with which construction schedule Tenant shall cooperate and provide access to the Second Floor Space, as applicable and appropriate. Landlord shall not be obligated to substantially complete the Landlord's Work by any particular date, but Landlord shall use good faith and reasonable efforts to complete the Landlord's Work in accordance with the mutually acceptable construction schedule and prior to January 1, 2005 as aforesaid. Any changes or upgrades to Landlord's Work shall be mutually agreed upon in writing by both Landlord and Tenant, and any additional costs associated therewith shall be borne by Tenant.

     Tenant acknowledges that Landlord will be performing the Landlord's Work while Tenant is in occupancy of the Second Floor Space. Tenant hereby agrees that Tenant will, and will cause its agents, contractors, employees and invitees to, work in harmony with Landlord and not unduly interfere with Landlord and its agents, contractors and employees in doing the Landlord's Work. Tenant agrees that the entry by Landlord, its agents, contractors and employees into the Second Floor Space shall not constitute a constructive eviction of Tenant nor discharge Tenant from any of its obligations under the Lease, as amended hereby, nor entitle Tenant to any abatement of rentals owing under the Lease, as amended hereby. Landlord shall use commercially reasonable efforts to minimize disruption with Tenant's operations in the Second Floor Space in compliance with the terms of the Lease, as amended hereby; however, Tenant acknowledges that it would be impossible for Landlord to eliminate all disruptions.

11. Landlord shall reimburse Tenant for the actual cost incurred by Tenant in fabricating and installing building signage pursuant to the terms of the second paragraph of Section 16 of the Lease. Such reimbursement shall be made only upon Landlord's receipt of invoices or other reasonable documentation confirming the cost components and shall not exceed a maximum of $15,000.00. All other costs associated with such signage, including any fabrication and installation costs in excess of $15,000.00 and any restoration, repair and removal costs, shall be borne by Tenant. Such signage shall be subject to the Governmental Requirements as provided in Section 16 of the Lease and shall be subject to the prior written approval by Landlord, the Westside Corporate Center Architectural Review Board and any other applicable regulatory agencies.

12. The Cash Deposit pursuant to Section 44 shall hereafter be deemed to be $49,606.00, which amount Landlord acknowledges it is currently holding as cash security deposit for the Lease, as amended hereby. The LOC pursuant to Section 44 shall hereafter be deemed to be in the face amount of $47,780.38. Tenant shall deposit with Landlord a new LOC in such face amount meeting the standards of Section 44. So long as no default has occurred and continued beyond the expiration of any applicable notice and cure period and no facts or circumstances then exist which, with the giving of notice or the passage of time, or both, would constitute a default, the LOC shall be returned to Tenant as of January 1, 2006 and thereafter Landlord shall only hold the Cash Deposit as security deposit under the Lease, as amended hereby.

13. The provisions of Section 57 of the Lease are hereby deleted and deemed to be of no further force and effect.

14. Tenant and Landlord each represent to the other that they have dealt with no broker, finder, real estate agent or other person entitled to a commission, fee or other compensation in connection with or as a result of this


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

Fifth Amendment or the transactions contemplated hereby or hereunder other than Codina Realty Services, Inc. - Oncor International and Cushman & Wakefield of Florida, Inc, the fees for which shall be paid by Landlord pursuant to a separate agreement. Each party hereby indemnifies the other and holds the other harmless from any and all claims, losses, costs and damages (including reasonable attorneys' fees) arising in connection with a breach of the aforesaid representations.

15. Landlord and Tenant affirm and covenant that each has the authority to enter into this Fifth Amendment, to abide by the terms hereof, and that the signatories hereto are authorized representatives of their respective entities empowered by their respective entities to execute this Fifth Amendment.

16. To the extent the provisions of this Fifth Amendment are inconsistent with the Lease, the terms of this Fifth Amendment shall control.

17. Except as expressly amended or modified herein, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

18. The conditions, covenants, and agreements contained herein shall be binding upon the parties hereto and their respective successors and assigns.

19. Any terms used in this Fifth Amendment as defined terms, but which are not defined herein, shall have the meanings attributed to those terms in the Lease.

                        [SIGNATURES APPEAR ON NEXT PAGE]

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

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, the day and year first above written.

WITNESSES TO LANDLORD:              LANDLORD:

                                    THE PRUDENTIAL INSURANCE COMPANY
--------------------------------    OF AMERICA, a New Jersey corporation
Print Name:
           ---------------------
                                    By: Codina Real Estate Management, Inc., its
                                    Agent

--------------------------------    By: /s/ William T. Wassey
Print Name:                             -----------------------------------
           ---------------------    Print Name: William T. Wassey
                                    Title: President

WITNESSES TO CONCERTO               CONCERTO:

                                    CONCERTO SOFTWARE, INC., a Delaware
/s/ Paul R. Lucchese                corporation
--------------------------------
Print Name: Paul R. Lucchese

                                    By: /s/ Michael J. Provenzano
/s/ Tammy Morrison-Spurr                -----------------------------------
--------------------------------        Print Name: Michael J. Provenzano
Print Name: Tammy Morrison-Spurr        Title: VP Finance and CFO

WITNESSES TO CELLIT:                CELLIT:

                                    CELLIT, INC., a Florida corporation

/s/ Paul R. Lucchese
--------------------------------
Print Name: Paul R. Lucchese

                                    By: /s/ Michael J. Provenzano
                                        -----------------------------------
                                        Print Name: Michael J. Provenzano
/s/ Tammy Morrison-Spurr                Title: VP Finance & CFO
--------------------------------
Print Name: Tammy Morrison-Spurr


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